UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2006

________________

ADVANTA BUSINESS RECEIVABLES CORP.,

AS TRANSFEROR

ON BEHALF OF

ADVANTA BUSINESS CARD MASTER TRUST

(Exact Name of Registrant as Specified in Charter)

___________________
Nevada	333-81788	23-2852207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ADVANTA BUSINESS RECEIVABLES CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-81788	23-2852207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2215 B Renaissance Drive, Suite 5 Las Vegas, Nevada		89119
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 966-4241

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8

–

Other Events

Item 8.01

–

Other Events

Advanta Business Receivables Corp. (the "Registrant") registered the Advanta Business Card Master Trust Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-81788), as amended (the "Registration Statement").

As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the "Issuer"), which intends to issue $200,000,000 in initial principal balance of its AdvantaSeries Class A(2006-A1) Asset Backed Notes, $250,000,000 in initial principal balance of its AdvantaSeries Class A(2006-A2) Asset Backed Notes and $15,000,000 in initial principal balance of its AdvantaSeries Class D(2006-D1) Asset Backed Notes (the "Issued Notes") on March 15, 2006.  The AdvantaSeries Class A(2006-A1) Asset Backed Notes and the AdvantaSeries Class A(2006-A2) Asset Backed Notes were registered pursuant to the Registration Statement.

This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain opinions to be issued in connection with the issuance of the Issued Notes, the forms of which were filed as exhibits to the Registration Statement.

The primary assets of the Issuer are a pool of receivables in a portfolio of MasterCard®1 and VISA®1 revolving business purpose credit card accounts.

Section 9	–	Financial Statements and Exhibits
Item 9.01	–	Financial Statements and Exhibits

(a)

Not applicable

(b)

Not applicable

(c)

Not applicable

(d)

Exhibits

Exhibit No.

Description

5.1

Opinion of McKee Nelson LLP with respect to legality, dated March 15, 2006.

8.1

Opinion of McKee Nelson LLP with respect to tax matters, dated March 15, 2006.

23.1

Consent of McKee Nelson LLP (included in opinions filed as Exhibit 5.1 and Exhibit 8.1).

____________________________

MasterCard® and VISA® are federally registered servicemarks of MasterCard International Incorporated and VISA U.S.A., Inc., respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2006

ADVANTA BUSINESS CARD MASTER TRUST By: Advanta Bank Corp., as attorney-in-fact By: /s/ Michael Coco Name: Michael Coco Title: Vice President and Treasurer

ADVANTA BUSINESS RECEIVABLES CORP. By: /s/ Michael Coco Name: Michael Coco Title: President

EXHIBIT INDEX

Exhibit No.

Description

5.1

Opinion of McKee Nelson LLP with respect to legality, dated March 15, 2006.

8.1

Opinion of McKee Nelson LLP with respect to tax matters, dated March 15, 2006.

23.1

Consent of McKee Nelson LLP (included in opinions filed as Exhibit 5.1 and Exhibit 8.1).